EXHIBIT 10.8

Copy No.

Presented to:

__________________

Date: __________________

PRIVATE PLACEMENT MEMORANDUM

DIAMONDHEAD CASINO

CORPORATION

Up To $750,000 of Units Consisting of

Unsecured Convertible Promissory Notes and Warrants

OCTOBER 25, 2010

This confidential private placement memorandum may not be shown or given to any person other than the person whose name appears above and may not be printed or reproduced in any manner whatsoever. Failure to comply with this directive can result in a violation of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, including Regulation FD. Any further distribution or reproduction of these materials, in whole or in part, or the divulgence of any of the contents by an offeree is unauthorized.

DIAMONDHEAD CASINO CORPORATION

PRIVATE PLACEMENT MEMORANDUM

Up To $750,000 of Units Consisting of

Unsecured Convertible Promissory Notes and Warrants

Diamondhead Casino Corporation, a Delaware corporation, is offering to a limited number of accredited investors, Units, each consisting of: (a) a 9% Interest-bearing, unsecured, convertible Promissory Note in the principal amount of $25,000 convertible into 50,000 shares of our common stock, par value $.001 per share (the “Notes”), and (b) a five-year warrant to purchase up to 50,000 shares of our common stock, par value $.001 per share, at an exercise price of $1.00 per share (the “Warrants”).

The offering is being conducted contingent on a minimum sale of 4 Units or $100,000 (the “Minimum Offering”). The Company may sell up to a maximum of an additional 26 Units, for a maximum offering of 30 Units or $750,000 (the “Maximum Offering”). The Company intends to offer the securities to accredited or institutional investors through its officers and directors in those jurisdictions where sales by such persons are permitted by law. No commission or other remuneration will be paid to any officer or director of the Company in connection with any sale of these securities.

The offering of Units will terminate upon the earlier of: (a) the sale of 30 Units, or (b) April 30, 2011, unless extended without notice by us for up to two additional 30-day periods (the “Termination Date”). The minimum subscription is one Unit or $25,000, although we reserve the right to accept a limited number of subscriptions for a fraction of a Unit. We also reserve the right to accept or reject any subscription, in whole or in part, and any subscription that is not accepted will be returned without interest. You may not revoke a subscription tendered to purchase any Units, except as provided herein. The proceeds from this offering will be placed in an escrow account established by us at Wachovia Bank. Upon completion of the Minimum Offering prior to the Termination Date, we will be permitted to access these escrowed funds. Thereafter, we will be able to access all net proceeds invested in this offering after such funds are deposited into the escrow account. If the Minimum Offering is not completed prior to the Termination Date, any subscriptions accepted by us will be returned without interest.

The securities offered under this Confidential Private Placement Memorandum have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). This offer is being made pursuant to the exemption provided by Section 4(2) of the Securities Act and certain rules and regulations promulgated under that section. Accordingly, you may not transfer the offered securities in the absence of an effective registration statement under the Securities Act or evidence acceptable to us and our counsel, which includes an opinion of counsel, that registration is not required.

The Units are speculative and an investment in them involves a high degree of risk. You must be prepared to bear the economic risk of this investment for an indefinite period of time and be able to withstand a total loss of your investment. See “Risk Factors” and “Terms of the Offering.”

By accepting the information contained in this Confidential Private Placement Memorandum, the recipient acknowledges its express agreement with us to maintain such information in confidence. We have caused these materials to be delivered to you in reliance upon your agreement to maintain the confidentiality of this information and upon Regulation FD promulgated by the Securities and Exchange Commission (“SEC”).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH AN OFFER IS NOT AUTHORIZED.

	Offering Price	Sales Commissions		Proceeds to Company
Minimum Offering	$100,000	Not Applicable	(1)	$100,000	(1)
Maximum Offering	$750,000	$65,000	(2)	$680,000	(2)(3)

(1)

The Company expects the minimum offering to be placed by its officers and directors. No commission or other remuneration will be paid to any officer or director of the Company in connection with any sale of these securities.

(2)	The Company may incur sales commissions in the maximum amount of $65,000 if units are placed as a result of the efforts of unrelated, third-party agents.
(3)	The Company may incur offering-related expenses of approximately $5,000 in connection the maximum offering.

OCTOBER 25, 2010

IMPORTANT NOTICE

The Units are being offered without registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Investment in this offering involves a high degree of risk, and investors should not invest any funds in this offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the terms of the offering, including the merits and risks involved. See “Risk Factors.”

This confidential memorandum does not constitute an offer to sell, or solicitation of an offer to buy, nor shall any securities be offered or sold to any person in any jurisdiction in which such offer, solicitation, purchase or sale would be unlawful, prior to registration or qualification under the securities laws of such jurisdiction.

The securities offered hereby are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state laws pursuant to registration or exemption therefrom. Prospective investors must acquire the securities for investment, solely for their own account, and without any view towards resale or distribution. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

Only information or representations contained herein may be relied upon as having been authorized. No person has been authorized to give any information or to make any representations other than those contained in this memorandum in connection with the offer being made hereby, and if given or made, such information or representations must not be relied upon as having been authorized by the Company. Investors are cautioned not to rely upon any information not expressly set forth in this memorandum. The information presented is as of the date set forth on the cover page hereof unless another date is specified, and neither the delivery of this memorandum nor any sale hereunder shall create any implication that there have been no changes in the information presented subsequent to such date(s).

Prospective investors are not to construe the contents of this memorandum as legal, investment, or tax advice. Prospective investors should consult their advisors as to legal, investment, tax, and related matters concerning an investment by such prospective investors in the Company.

The statements contained herein are based on information believed to be reliable. No warranty can be made as to the accuracy of such information or that circumstances have not changed since the date such information was supplied. This memorandum contains summaries of certain provisions of documents relating to the business of the Company and the purchase of common stock in the Company, and such summaries do not purport to be complete and are qualified in their entirety by reference to the texts of the original documents.

STATE NOTICES

NASAA UNIFORM LEGEND. In making an investment decision, investors must rely on their own examination of the person or entity creating the securities and the terms of the offering, including the merits and risks involved. These securities have not been recommended by federal or state securities commissions or regulatory authorities. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the offering documents. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws pursuant to registration or exemption therefrom. Investors should be made aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

For Residents of All States. The presence of a legend for any given state reflects only that a legend may be required by that state and should not be construed to mean an offer or sale may be made in any particular state. The offering documents may be supplemented by additional state legends. If you are uncertain as to whether or not offers or sales may be lawfully made in any given state, you are advised to contact the Company for a current list of states in which offers or sales may be lawfully made. An investment in this offering is speculative and involves a high degree of financial risk. Accordingly, prospective investors should consider all of the risk factors described herein.

NOTICE TO FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT AND THEY, THEREFORE, HAVE THE STATUS OF SECURITIES ACQUIRED IN AN EXEMPT TRANSACTIOIN UNDER FLA. STAT. §517.061 OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. EACH OFFEREE WHO IS A FLORIDA RESIDENT SHOULD BE AWARE THAT SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS: “WHEN SALES ARE MADE TO FIVE OR MORE PERSONS [IN FLORIDA], ANY SALE [IN FLORIDA] MADE PURSUANT TO [SECTION 517.061(11)] IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PUCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.”

THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061(12) IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE. EACH PERSON ENTITLED TO EXERCISE THE PRIVILEGE TO VOID SALES GRANTED BY SECTION 517.061(11)(a)(5) AND WHO WISHES TO EXERCISE SUCH RIGHT MUST, WITHIN THREE DAYS AFTER THE TENDER OF THE PURCHASE PRICE OF THE UNITS TO THE COMPANY OR TO ANY AGENT OF THE COMPANY (INCLUDING ANY DEALER ACTING ON BEHALF OF THE COMPANY OR ANY BROKER OF SUCH DEALER) OR AN ESCROW AGENT, CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY AT THE ADDRESS PROVIDED IN THE MEMORANDUM. SUCH LETTER OR TELEGRAM MUST BE SENT AND, IF POSTMARKED, POSTMARKED ON OR PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IF A PERSON IS SENDING A LETTER, IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN-RECEIPT-REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. SHOULD A PERSON MAKE THIS REQUEST ORALLY, HE MUST ASK FOR WRITTEN CONFIRMATION THAT HIS REQUEST HAS BEEN RECEIVED.

NOTICE TO GEORGIA RESIDENTS: THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

NOTICE TO MARYLAND RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT BY REASON OF AN EXEMPTION RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES MAY NOT BE TRANSFERRED OR SOLD EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MARYLAND SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION.

NOTICE TO NEW JERSEY RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE ARE SPECULATIVE SECURITIES AND INVOLVE A HIGH DEGREE OF RISK. THESE SECURITIES ARE OFFERED ONLY TO BONA FIDE ADULT RESIDENTS OF THE STATE OF NEW JERSEY.

NOTICE TO NORTH CAROLINA RESIDENTS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. ALL PURCHASERS MUST BE PURCHASING FOR INVESTMENT.

NOTICE TO TEXAS RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TEXAS SECURITIES ACT, BY REASON OF SEPCIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE INVESTMENT IS SUITABLE IF IT DOES NOT EXCEED 10% OF THE INVESTOR’S NET WORTH.

NOTICE TO VIRGINIA RESIDENTS: THE STATE CORPORATION COMMISSION OF VIRGINIA DOES NOT PASS UPON THE ADEQUACY OR ACCURACY OF THIS DISCLOSURE DOCUMENT NOR UPON THE MERITS OF THIS OFFERING, AND THE COMMISSION EXPRESSES NO OPINION AS TO THE QUALITY OF THE SECURITIES OFFERED.

Appendices
Subscription Agreement	Appendix A

Accredited Investor Questionnaire	Appendix B

Form of Unsecured Promissory Note	Appendix C

Form of Warrant	Appendix D

Exhibits

Annual Report on Form 10-K for the year ended December 31, 2009	Exhibit A

Quarterly Report on Form 10-Q for the period ended March 31, 2010	Exhibit B

Quarterly Report on Form 10-Q for the period ended June 30, 2010	Exhibit C

Amendment No. 1 to Form 10-K/A for the year ended December 31, 2009	Exhibit D

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding events, conditions, and financial trends that may effect the Company’s future plans of operation, business strategy, operating results, and financial position. Diamondhead Casino Corporation is referred to herein as “the Company,” “we,” or “our.” Except for historical information contained herein, the matters discussed in this document, in particular, statements that use forward-looking terminology such as “believes,” “intends,” “anticipates,” “may,” “will,” “should,” or “expects,” or the negative or other variation of these or similar words, are intended to identify forward-looking statements that are subject to risks and uncertainties including, but not limited to, increased competition, financing, governmental action, environmental opposition, legal actions, and other unforeseen factors. The development of the Diamondhead, Mississippi project, in particular, is subject to additional risks and uncertainties, including but not limited to, risks relating to permitting, financing, the availability of capital resources, licensing, construction and development, litigation, the activities of environmental groups, delays, and the actions of federal, state, or local governments and agencies. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations are reasonable or that they will be correct. Moreover, the financial results reported herein are not necessarily an indication of future prospects of the Company. Future results may differ materially.

All subsequent written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements included in this document. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur.

THE COMPANY

Diamondhead Casino Corporation (stock symbol “DHCC”) is a publicly-traded company, which owns, through its wholly-owned subsidiary, Mississippi Gaming Corporation, an approximate 404 acre tract of land in Diamondhead, Mississippi. The property fronts Interstate 10 for approximately two miles and fronts the Bay of St. Louis for approximately two miles. There are no liens and there is no debt on the property. The property is located in Hancock County, Mississippi and is zoned by the county for a casino resort. The property was last appraised in 2003 at approximately $109 million. The Company intends, in conjunction with one or more partners, to develop the Diamondhead property in phases beginning with a casino resort.

TERMS OF THE OFFERING

Issuer of Units	Diamondhead Casino Corporation

Unit Composition

Each Unit is comprised of: (a) a 9% interest-bearing, unsecured, convertible promissory note in the principal amount of $25,000 convertible into 50,000 shares of our common stock, par value $ .001 per share (the “Notes”); and (b) a five-year warrant to purchase 50,000 shares of our common stock, par value $.001 per share at an exercise price of $1.00 per share (the “Warrants”). The Note is convertible at the option of the Holder at any time and, at the option of the Borrower, after 180 days or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for ten (10) consecutive business days prior to the date of written notice to the Holder.

Unit Price	$25,000 per Unit

Offering Period

The offering of Units will terminate upon the earlier of: (a) the sale of 30 Units, or (b) April 30, 2011 unless extended, without notice by us for up to two additional 30-day periods (the “Termination Date”).

Size of Offering

The offering is being conducted contingent on the sale of a minimum of 4 Units, or $100,000 (the “Minimum Offering”) and up to a maximum of 30 Units, for a maximum offering of $750,000 (the “Maximum Offering”).

Minimum Subscription

The minimum subscription is one Unit (or $25,000), although we reserve the right to accept a limited number of subscriptions for a fraction of a Unit. We also reserve the right to accept or reject any subscription, in whole or in part, and any subscription that is not accepted will be returned without interest. You may not revoke a subscription tendered to purchase any Units.

Redemption

We may redeem the Warrants issuable as part of the Units:

•      at a price of $.001 per share of common stock underlying the Warrants,

•      upon a minimum of 30 days’ prior written notice of redemption, and

•      if, and only if: (a) the last sale price of the common stock equals or exceeds $2.50 per share for 10 consecutive trading days ending on the third business day prior to the notice of redemption to the Warrant holder, and (b) during each day of the foregoing 10 trading day period and through the date we exercise our redemption right we must have an effective registration statement with a current prospectus on file with the SEC pursuant to which the underlying common stock may be sold.

We established the last criterion to provide you with a premium to the initial warrant exercise price, as well as a degree of liquidity to cushion the market reaction, if any, to our redemption call. If the foregoing conditions are satisfied and we call the warrants for redemption, you will then be entitled to exercise the Warrants prior to the date scheduled for redemption. However, there can be no assurance that the price of the common stock will equal or exceed $2.50 or the warrant exercise price after the redemption call is made.

Escrow

The subscription amounts will be placed in an escrow account established by us at Wachovia Bank. Upon completion of the Minimum Offering and prior to the Termination Date, we will be permitted to access these escrowed funds. If the Minimum Offering is not completed prior to the Termination Date, any subscriptions accepted by us will be returned without interest.

Maturity Date	The Notes will mature on the same date, being two years from the Issue date unless accelerated due to the occurrence of an Event of Default.

Interest

Interest on the Notes is payable semi-annually at a rate of nine percent (9%) per annum. The determination as to whether interest shall be paid in cash or Common Stock shall be at the sole option of the Borrower.

Default

The following will be “Events of Default” under the Notes (after the expiration of any applicable cure period as set forth in the Notes): (a) we default in the payment of any unpaid principal or accrued interest when due; (b) we default in the observance or performance of any covenants set forth in the Notes; or (c) we incur a bankruptcy event (as further defined in the Note).

Use of Proceeds

We intend to use the proceeds from this offering, depending upon the amount raised, to pay certain current liabilities, to pay partial accrued, but unpaid salaries, for general corporate purposes and working capital, and to sustain the Company while it seeks additional financing. See “Use of Proceeds.”

Trading

Our common stock is traded on the OTC Bulletin Board under the symbol “DHCC.” The Units, the Notes, and the Warrants are not currently listed on any national securities exchange or other market. It is not anticipated that the Units, the Notes, or the Warrants will ever be listed on any market.

Restrictions on Transfer

The securities offered will be restricted as to transferability under state and federal laws regulating securities. The issuance of the securities has not been registered under the Securities Act, or any other similar state statutes, in reliance upon exemptions from the registration requirements contained therein. Accordingly, the securities will be “restricted securities” as defined in Rule 144 of the Securities Act. As “restricted securities,” an investor must hold them indefinitely and may not dispose or otherwise sell them without registration under the Securities Act and any applicable state securities laws unless exemptions from registrations are available. Moreover, in the event an investor desires to sell or otherwise dispose of any of the securities, the investor will be required to furnish us with an opinion of counsel acceptable to us that the transfer would not violate the registration requirements of the Securities Act or applicable state securities laws.

Any certificate or other document evidencing the securities will be imprinted with a conspicuous legend stating that the securities have not been registered under the Securities Act and state securities laws and referring to the restrictions on transferability and sale of the securities. In addition, our records concerning the securities will include “stop transfer notations” with respect to such securities.

Risk Factors	See “Risk Factors” and the other information in this memorandum and documents incorporated by reference for factors that you should carefully consider before deciding to invest in the Units.

INCORPORATION OF DOCUMENTS BY REFERENCE

We are incorporating by reference into this memorandum the following documents which we have filed with the Securities and Exchange Commission (hereafter “SEC”), which means that we are disclosing important information to you by referring you to those documents. We have attached these documents as exhibits to this memorandum and they are incorporated by reference and made a part of this memorandum to the extent not updated herein.

•	Our Annual Report on Form 10-K for the year ended December 31, 2009

•	Our Quarterly Report on Form 10-Q for the period ended March 31, 2010

•	Our Quarterly Report on Form 10-Q for the period ended June 30, 2010

•	Amendment No. 1 to Form 10-K/A for the year ended December 31, 2009

RISK FACTORS

The Units being offered hereby are speculative, involve a high degree of risk, and should only be purchased by those who can afford to lose their entire investment. Therefore, prospective investors should carefully consider the following risk factors related to this offering as well as other risks before making an investment decision. Any of the following risks could adversely and materially affect our business or financial condition and as a result, the value of the Units may decline substantially.

In addition, as indicated above under “Incorporation of Documents by Reference,” we have incorporated documents by reference, including our Annual Report on Form 10-K and Amendment No. 1 thereto for the fiscal year ended December 31, 2009, our Form 10-Q for the period ended March 31, 2010 and our Form 10-Q for the period ended June 30, 2010. Item 1A of these reports discloses and discusses various risk factors that investors should consider in addition to the risks set forth herein.

Investors should consult with their own financial, legal and tax advisors prior to subscribing for Units.

Risks Related to this Offering

The Notes are our unsecured obligations and no sinking fund has been created to repay the Notes.

The Notes are our unsecured obligations. Additionally, we do not intend to create a sinking fund for the Notes. As such, the Notes will be repaid by us from available cash at the maturity date. There can be no assurance that we will have such cash available.

There is a limited market for our common stock and there are substantial restrictions on the transferability of the securities offered herein.

There is no market for the Units, Notes, or Warrants, and the market for our common stock is limited, volatile, and sporadic. Accordingly, purchasers of our securities offered hereby will be required to bear the economic consequences of holding such securities for an indefinite period of time. Since the securities have not yet been registered under applicable federal and state securities laws, all such securities sold in connection with this offering will be “restricted securities.” Therefore, such securities offered hereby cannot be sold or otherwise disposed of except in transactions that are subsequently registered under applicable federal and state securities laws, or in transactions exempt from such registration. While there are no blanket exemptions for the resale of unregistered securities, the SEC has promulgated a uniform resale rule (“Rule 144”) that is generally applicable to the holders of restricted securities of companies whose securities are traded on a public market. Because the securities have not been registered, persons acquiring the securities in connection with this offering will be required to represent in writing that they are purchasing the same for investment only and not with a view to, or for sale in connection with, any subsequent distribution thereof. All certificates which evidence the securities offered hereby will be inscribed with a printed legend which clearly describes the applicable restrictions on transfer or resale by the owner thereof.

If the Company does not continue to raise adequate capital in the future, it will be unable to continue as a going concern and the Company may be required to issue future financial statements on a liquidation basis.

The Company has expended all of the funds raised in its previous private placement of securities which was reported in the Company’s last financial filing made on its Form 10-Q for the period ended June 30, 2010. Therefore, if the Company does not raise sufficient capital in this Offering and in the future to pay its current and future obligations, it will not be able to continue as a going concern and may need to issue future financial statements on a liquidation basis, including appropriate disclosures regarding such a presentation.

USE OF PROCEEDS

If we complete the Minimum Offering, we will raise net proceeds of approximately $100,000, inasmuch as no commissions or expenses are expected to be incurred in connection with the Minimum offering. If we complete the Maximum Offering, we will raise net proceeds of approximately $680,000, after deducting commissions and expenses expected to be incurred by us in connection with the Maximum offering.

If the minimum offering amount is obtained, which would net the Company approximately $100,000, these proceeds will be used to pay certain current liabilities of the Company, but will be insufficient to pay all current liabilities. These proceeds will be used to pay Friedman LLP, the Company’s independent registered public accounting firm, approximately $7,500 for services required in connection with review services of the financial statements and Form10-Q for the period ended September 30, 2010; to pay approximately $14,000 for the annual Directors and Officers liability insurance premium; to pay approximately $35,000 for partial, deferred compensation owed to the President of the Company and to pay approximately $ 30,000 to retain the Company’s CFO through December 31, 2010. The remainder, if any, will be used for general corporate purposes and working capital and to sustain the Company while it seeks further capital.

If additional capital is raised in this offering in excess of the minimum offering amount raised, assuming the additional amount raised is sufficient to do so, the additional proceeds will be used to pay partial, deferred compensation owed to the President (in addition to the amount paid above if the minimum offering amount is obtained) and the Vice-President of the Company. The remainder will be used for general corporate purposes and working capital and to sustain the Company while it seeks further capital. Even assuming the Company raised the maximum proceeds available under this offering, inasmuch as the Company has no revenue, the Company would still be required to seek further funding in the future.

DESCRIPTION OF UNITS

Overview

Because this section is a summary, it does not describe every aspect of the Promissory Notes or Warrants. Therefore, this summary is qualified by reference to these documents, as set forth in Appendix C and Appendix D.

Notes

The Notes are unsecured obligations of the Company. The Notes will be issued in the minimum aggregate principal amount of $100,000 and in the maximum aggregate principal amount of $750,000. The Notes will mature two years from the Issue date of the Note (the “Maturity Date”). To the extent not previously paid, the principal due under the Notes shall be payable in full on the Maturity Date, unless previously converted into the Borrower’s Common Stock or accelerated due to the occurrence of an Event of Default.

Interest on the outstanding principal balance of the Note shall accrue, beginning from the Issue Date, at a rate of nine percent (9%) per annum payable in cash or Common Stock of the Company. The determination as to whether interest shall be paid in cash or Common Stock of the Company shall be at the sole option of the Company. Interest shall be payable semi-annually and, if paid in Common Stock, computed based upon the average closing price of the Common Stock for the thirty consecutive business days prior to June 30 and December 31 of each year. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a 365 day year.

Upon written notice to the Holder, the Borrower may, at its sole option, after a minimum of one hundred and eighty (180) calendar days from the Issue Date or, alternatively, after the price of the Common Stock of the Borrower is at or above One Dollar ($1.00) per share for ten (10) consecutive business days prior to the date of written notice to the Holder, convert the outstanding principal due under each $25,000 Note into 50,000 shares of fully-paid and nonassessable shares of Common Stock of the Borrower. Any unpaid interest due on the Note shall, at the option of the Borrower, be payable in cash or in Common Stock of the Borrower. If paid in Common Stock, the number of shares of Common Stock payable in interest shall be computed by dividing the unpaid interest due by the average closing price of the Common Stock for the thirty (30) consecutive business days prior to the Conversion Date.

No “sinking fund” is provided for the Notes, which means that the Notes do not require the Company to redeem or retire the Notes.

Events of Default

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder, make all sums of principal and interest then remaining unpaid and all other amounts payable under the Note immediately due and payable:

•	The Company shall default in the payment of the principal or accrued interest when due.

•	The Company shall default in the observance or performance of any covenants set forth in the Notes or other term or condition of the offering.

•

The Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

•

A money judgment, writ or similar final process shall be entered or filed against the Company or any of its property or other assets for more than $1,500,000, and shall remain unvacated, unbonded or unstayed for a period of ninety (90) business days.

•

Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within ninety (90) business days of initiation.

Warrants

Each Unit includes a Warrant to purchase 50,000 shares of common stock at an exercise price of $1.00 per share. The Warrant expires in five years and can be redeemed, under certain conditions, by the Company.

Governing Law

The Notes and Warrants are governed by and construed in accordance with the laws of the State of Delaware.

DESCRIPTION OF CAPITAL STOCK

Common Stock

Our authorized capital stock consists of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of June 30, 2010, there were 36,961,404 shares of common stock issued and 34,161,736 shares of common stock outstanding. In addition, as of June 30, 2010, there were a total of 4,775,000 potentially dilutive securities, which consist of convertible notes, private placement warrants, options to purchase common stock and convertible preferred stock.

Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of common stock are entitled to receive dividends out of legally available assets at such times and in such amounts as our Board of Directors may from time to time determine. Each stockholder is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized.

Our common stock is not subject to conversion or redemption and holders of common stock are not entitled to preemptive rights. Upon the liquidation, dissolution or winding up of the Company, the remaining assets legally available for distribution to stockholders, after payment of claims or creditors and payment of liquidation preferences on outstanding preferred stock, are distributable ratably among the holders of common stock and any participating preferred stock outstanding at that time. Liquidation preferences on outstanding preferred stock totaled $2,519,080 at June 30, 2010. Each outstanding share of common stock is fully paid and nonassessable.

Preferred Stock

Our Board of Directors has the authority, without action by stockholders, to designate and issue preferred stock in one or more series. The Board of Directors may also designate the rights, preferences and privileges of each series of preferred stock, any or all of which may be greater than the rights of our common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the Board of Directors determines the specific rights of the holders of the preferred stock. However, these effects might include: (a) restricting dividends on the common stock; (b) diluting the voting power of the common stock; (c) impairing the liquidation rights of the common stock; and (d) delaying or preventing a change in control of the Company without further action by stockholders.

INVESTOR SUITABILITY STANDARDS

Investment in our securities involves significant risks and is not a suitable investment for all potential investors. See “Risk Factors.”

INVESTOR QUALIFICATIONS; SUBSCRIPTION

The Securities Act and the rules and regulations promulgated thereunder by the SEC impose limitations on the persons who may participate in the offering and from whom subscriptions may be accepted. Accordingly, this offering and the sale of shares hereunder is limited to “accredited investors” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Subject to the foregoing, an investor may subscribe for the shares only by executing the subscription agreement and delivering such documents to the company along with the subscription payment for the shares purchased. See Subscription Agreement (Appendix A) and Accredited Investor Questionnaire (Appendix B).

PLEASE NOTE THAT BEING QUALIFIED TO PARTICIPATE IN THIS OFFERING DOES NOT MAKE THE OFFERING A SUITABLE INVESTMENT.

ACCREDITED INVESTORS

An accredited investor means any person who comes within any of the following categories, or whom we reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(a) Any bank as defined in section 3(a)(2) of the Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

(b) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;

(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e) Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;

(g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(h) Any entity in which all of the equity owners are accredited investors.

IF YOU ARE NOT AN ACCREDITED INVESTOR, RETURN THIS MEMORANDUM TO THE COMPANY IMMEDIATELY. IN THE EVENT YOU DO NOT MEET SUCH REQUIREMENTS, THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL SECURITIES TO YOU.

If you decide to invest in the Units, we will be relying on your representation that you are an accredited investor, as described above, in order to properly satisfy federal and state securities laws.

ADDITIONAL INFORMATION

We will make available to any investor, or the investor’s representative, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain information which we possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in this memorandum. Copies of all agreements and documents referred to in the memorandum are available upon request. Any requests or questions to the Company should be directed to its President, Deborah Vitale, President, Diamondhead Casino Corporation, 1301 Seminole Boulevard, Suite 142, Largo, Florida 33770.